                                                                    EXHIBIT 99.2
                       NOTICE OF GUARANTEED DELIVERY FOR

                            BOYD GAMING CORPORATION

                                  $200,000,000

                               OFFER TO EXCHANGE
                         9 1/4% SENIOR NOTES DUE 2009,
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
            FOR ANY AND ALL OUTSTANDING 9 1/4% SENIOR NOTES DUE 2009
                             ---------------------

              PURSUANT TO THE PROSPECTUS DATED             , 2001

--------------------------------------------------------------------------------

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          , 2001, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------
                             The Exchange Agent is:
                              THE BANK OF NEW YORK


 BY REGISTERED OR CERTIFIED                                           FOR ADDITIONAL
            MAIL,                                                      INFORMATION:
 HAND OR OVERNIGHT DELIVERY:      FACSIMILE TRANSACTIONS:          The Bank of New York
    The Bank of New York              (212) 815-6339               Santino Ginocchietti
     101 Barclay Street                                           101 Barclay Street, 21W
    Bond Redemption Unit         TO CONFIRM BY TELEPHONE:           New York, NY 10286
         Lobby Level                  (212) 815-6331                  (212) 815-6331
     New York, NY 10286
     Attention: Santino
        Ginocchietti

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE LETTER OF TRANSMITTAL.

     This form or one substantially equivalent hereto must be used by a holder of the 9 1/4% senior notes due 2009 (the "Old Notes") of Boyd Gaming Corporation, a Nevada corporation (the "Company") to accept the Company's offer to exchange (the "Exchange Offer") the 9 1/4% senior notes due 2009 that have been registered under the Securities Act of 1933, as amended (the "Exchange Notes") for any and all outstanding Old Notes, made pursuant to the Prospectus,
dated           , 2001 (the "Prospectus"), and the related Letter of Transmittal and the instructions thereto (the "Letter of Transmittal") if such holder's Old Notes are not immediately available, such holder cannot deliver their Old Notes, the Letter of Transmittal and all other documents required hereby to the Exchange Agent prior to the Expiration Date, or such holder cannot complete the procedures for book-entry transfer on or prior to the Expiration Date. This form may be delivered by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent as set forth above. Capitalized terms used but not defined herein shall have the meaning given to them in the Prospectus or the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (receipt of which is hereby acknowledged), the aggregate principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     By so tendering the Old Notes, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal. The undersigned understands that tenders of Old Notes may be withdrawn pursuant to Instruction 4 of the Letter of Transmittal.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned hereby tenders the Old Notes listed below:

--------------------------------------------------------------------------------

                                                                  AGGREGATE PRINCIPAL AMOUNT OF OLD
NAME(S), ADDRESS(ES) AND TELEPHONE                                              NOTES
 NUMBER(S) OF REGISTERED HOLDER(S)     CERTIFICATE NUMBER(S)         TENDERED (IF LESS THAN ALL)
----------------------------------------------------------------------------------------------------

                                    ----------------------------------------------------------------

                                    ----------------------------------------------------------------

                                    ----------------------------------------------------------------

                                    ----------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                      TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED _____________________

--------------------------------------------------------------------------------

     If Old Notes will be delivered by book-entry transfer to the Depository Trust Company, please provide the account number. Account number:
 ____________________________

--------------------------------------------------------------------------------

                                    PLEASE SIGN AND COMPLETE

X                                                             Date:
------------------------------------------------------------  ----------------------------------

X                                                             Date:
------------------------------------------------------------  ----------------------------------
(SIGNATURE(S) OF REGISTERED HOLDER OR AUTHORIZED SIGNATORY)

     This Notice of Guaranteed Delivery must be signed by the registered holders of Old Notes exactly as their name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered holders by certificates and documents transmitted herewith.

--------------------------------------------------------------------------------

     If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 2.

--------------------------------------------------------------------------------

PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):                                     Address:
------------------------------------------   -------------------------------------------
Capacity:                                    -------------------------------------------
------------------------------------------   -------------------------------------------
         (FULL TITLE)                                 (INCLUDE ZIP CODE)
Name(s):                                     Telephone Number:
------------------------------------------
Capacity:                                    -------------------------------------------
------------------------------------------                        (INCLUDE AREA CODE)
         (FULL TITLE)

--------------------------------------------------------------------------------

                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program or any other bank, broker, dealer, credit union, savings association, clearing agency or other institution, each an "Eligible Institution" that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act of 1934, as amended ("Exchange Act"), hereby (i) represents that the above-named persons are deemed to own the Old Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Exchange Act ("Rule 14e-4"), (ii) represents that such tender of Old Notes complies with Rule 14e-4 and (iii) guarantees that the Old Notes tendered hereby in proper form for transfer or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at its address set forth above within three (3) business days after the date of execution hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Old Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

--------------------------------------------------------------------------------

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name of Firm: --------------------------------------     Address: ------------------------------------

By: ------------------------------------------------     ---------------------------------------------
                (AUTHORIZED SIGNATURE)

Name: ----------------------------------------------     ---------------------------------------------
                                                         (INCLUDE ZIP CODE)

Title: ---------------------------------------------     Telephone Number:
                    (FULL TITLE)                         ---------------------------------------------
                                                                              (INCLUDE AREA CODE)

                                                         Date: ---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

1.  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY.

     A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery.

2.  SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY.

     If this Notice of Guaranteed Delivery is signed by the registered holder of the Old Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Depository Trust Company whose name appears on a security position listing as the owner of the Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder of the Old Notes or a participant of the Depository Trust Company, the certificates representing such Old Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder or appropriate powers of attorney, in any case signed by such registered holder exactly as the name(s) of the registered holder of the Old Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     If this Notice of Guaranteed Delivery is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority so to act must be submitted, unless waived by the Company.

3.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Requests for assistance relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and the Notice of Guaranteed Delivery may be directed to the Exchange Agent at its address set forth on the cover of this Notice of Guaranteed Delivery.